                                                                      Exhibit 99

                               CONSENT RESOLUTION
                               OF THE DIRECTORS OF
                                 POKER.COM, INC.




Dated this 15TH Day of September, 2001

The Directors of Poker.com Inc., DO HEREBY ADOPT that the following resolution is passed as resolutions of the Directors of the Company as of the 15th day of September 2001.

     RESOLVED, that Keith Andrews be appointed a Director of the company for a term that expires with the 2002 Annual general Meeting of Stockholders and the election and qualification of his successor.




/s/ Michael Jackson
-------------------
Director


/s/ Christa Taylor
-------------------
Director